UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2023

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Information.

As previously disclosed, WiSA Technologies, Inc. (the “Company”) is pursuing a potential strategic transaction that the Company believes will create additional value for its stockholders. Such transaction may include an acquisition, sale of assets, including substantially all of the Company’s assets, as well as a merger, business combination, partnership, joint venture, licensing and/or other strategic alternative.

In furtherance thereof, Company is exploring opportunities to strengthen its capital structure, and is currently engaging in communications with the holders of its existing common stock purchase warrants to repurchase such warrants, using gross proceeds in excess of $2.5 million from the closing of its next financing.

As of the filing of this Current Report on Form 8-K (this “Current Report”), the Company has not reached an agreement with such holders regarding any warrant repurchase or the terms thereof.

This Current Report on Form 8-K contains forward-looking statements, which are not historical facts, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including among others, statements concerning the proposed strategic transaction and the creation of additional stockholder value therefrom, as well as the Company’s exploration of opportunities to strengthen its capital structure and the future, proposed warrant repurchase transaction. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements as a result of a number of risks and uncertainties, including, but not limited to, risks related to the Company’s ability to identify and/or consummate a future strategic transaction and the Company’s ability to reach an agreement with holders of its existing warrants to repurchase such warrants, as well as risks related to the Company’s business, generally, including the Company’s current liquidity position, the need to obtain additional financing to support the Company’s ongoing operations, the Company’s ability to predict the timing of design wins entering production and the potential future revenue associated with design wins, the Company’s rate of growth, the Company’s ability to predict direct and indirect customer demand for our existing and future products and to secure adequate manufacturing capacity, the Company’s ability to hire, retain and motivate employees, the effects of competition, including price competition within the Company’s industry segment, technological, regulatory and legal developments that uniquely or disproportionately impact the Company’s industry segment, developments in the economy and financial markets, and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2023	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer